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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


Date of Report (Date of earliest event reported):    March 8, 1999


                       CIMARRON-GRANDVIEW GROUP, INC.
          (Exact name of registrant as specified in its charter)

        Washington                 001-01337              91-0684860
----------------------------     ---------------     ------------------
(State or other jurisdiction      (Commission         (IRS Employer
 of incorporation)                 File Number)       Identification No.)


                           601 W. Main Avenue, Ste. 714
                              Spokane, WA  99201-0677
                   ------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (509) 455-9077

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





























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ITEM 4.  Changes in Registrant's Certifying Accountants.

On March 8, 1998 the Registrant engaged the accounting firm LeMaster & Daniels, PLLC. During the years ended December 31, 1997 and 1996, the Company did not consult with LeMaster & Daniels, PLLC regarding: (I) the application of accounting principles to a specified transaction;
(ii) the type of opinion that might be rendered on the Company's Financial Statements; or (iii) any matter that was the subject of a disagreement with the Registrant's former accountant or a reportable event (as contemplated by Item 304 of Regulation SB).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CIMARRON_GRANDVIEW GROUP, INC.

Date:        March 12, 1999             By:  /s/ Gregory B. Lipsker
                                        --------------------------
                                        Gregory B. Lipsker, President



EXHIBIT I


(Letterhead)


February 20, 1999

Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549


Re:  Cimarron-Grandview Group, Inc.
     Commission File Number 1-1337


     We agree with the statements made by the above registrant in it's Form 8-K dated February 16, 1999.



Sincerely,
ROBERT MOE & ASSOCIATES, P.S.



Robert E. Moe